Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
JUNE 30, 2007
Central New York Medical Center — Syracuse, New York
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
Second Quarter 2007
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered and self-managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock at $17.00 per share and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were $89.9 million.
On March 19, 2007, the Company issued 3,949,700 common shares at a price of $21.00 per share resulting in net proceeds to the Company of $78.4 million. The net proceeds were used to reduce outstanding principal on the Company’s unsecured Credit Facility and working capital.
During 2006, the Company’s first full year as a public entity, Cogdell Spencer Inc. completed $100 million in acquisitions and $50 million in development starts, entering both new client relationships and new territories. With acquisitions in Indiana, California, South Carolina and Virginia; and two development starts in Pennsylvania, the Company’s reach expanded across the United States.
The Company’s first major acquisition, completed in February 2006, was a 171,500 square medical office building in Indianapolis, Indiana located on the campus of Methodist Professional Center, the flagship of the Clarian Healthcare System, the largest healthcare provider in Indianapolis. In March 2006, the Company acquired a three-property portfolio totaling 164,403 square feet that included Hanover Medical Office Building I in Hanover, Virginia and Verdugo Hills 1808/1818 in Glendale, California. The 2006 acquisitions moved the Company into three new markets and forged relationships with three new clients.
In September 2006, the Company made its first corporate acquisition with the purchase of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera manages 39 properties located throughout South Carolina, Virginia, Kentucky and Florida. In conjunction with this acquisition, Cogdell Spencer announced the acquisition of Parkridge MOB, located in Columbia, South Carolina and predominantly leased by Palmetto Health.

Cogdell Spencer’s development team had four ground breakings during 2006. Two of these projects, Carolina Forest Medical Plaza, located in Horry County, South Carolina and Lancaster Rehabilitation Hospital, are complete with rent payments beginning during the second quarter of 2007. Two additional development projects, Mebane Medical Office Building and Lancaster General Health Campus Medical Office Building, are under construction. Lancaster General Health Campus MOB is 94 percent leased as of June 30, 2007 and is on schedule for completion in the fourth quarter of 2007 and is on budget. Mebane MOB is targeted for completion in the second quarter of 2008. The 2006 development starts moved the Company into two new markets and forged relationships with two new clients.
On June 29, 2007, the Company announced the acquisition of Central New York Medical Center, located on the campus of Crouse Hospital in Syracuse, New York. The 111,634 square foot facility includes a parking deck and is located in the proximity of SUNY — Upstate Hospital and Syracuse University. This acquisition marks entry into a new market for Cogdell Spencer Inc.
As of June 30, 2007, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in 12 states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania, New York, and Virginia.

Of the properties in the Company’s wholly-owned portfolio, 80% are located on hospital campuses and 12% are off-campus, hospital anchored.
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2006. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Second Quarter 2007
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Heidi M. Barringer
		Chief Financial Officer	Executive Vice President
Christopher E. Lee	Richard C. Neugent

Randolph D. Smoak, M.D.

Equity Research Coverage

Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo — 212.847.5771	Jordan Sadler — 917.368.2280

BB&T	Raymond James & Associates
Robert Whittemore — 804.782.8796	Paul D. Puryear — 727.567.2253

BMO Capital Markets	SmithBarney Citigroup
Richard Anderson — 212.885.4180	Craig Melcher — 212.816.1909

Janney Montgomery Scott
Stephanie Krewson — 215.665.6385

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

Cogdell Spencer Inc.
Second Quarter 2007
Financial and Operating Highlights
(in thousands, except per share amounts, ratios and portfolio statistics)

	Three Months Ended	Six Months Ended
	June 30, 2007	June 30, 2007
Selected Operating Data
Property revenues	$14,358	$28,433
Straight line rent	93	153
Fair value lease revenues (1)	159	339

Rental revenues	$14,610	$28,925

Management fee revenue and expense reimbursements — third party	$827	$1,770

Property operating	$5,384	$10,626
Property management — third party	681	$1,344

Property operating and management	$6,065	$11,970

Property operating margin	63%	63%
EBITDA (2)	$7,884	$15,599
Interest expense	$3,188	$7,223

Net loss	$(1,491)	$(3,404)
Net loss per share — diluted	$(0.12)	$(0.34)

Funds from Operations (“FFO”) (3)	$3,591	$8,196
FFO per share and unit — diluted (3)	$0.28	$0.56
Dividends declared per share and unit	$0.35	$0.70

As of
June 30, 2007

Selected Balance Sheet Data
Cash and cash equivalents	$4,177
Book value of real estate assets before depreciation	$435,704
Total assets	$448,200
Total liabilities	$270,360
Minority interests and stockholders’ equity	$177,840

Debt
Weighted average interest rate	6.4%
Weighted average remaining maturity (years)	3.8
Debt / total market capitalization	42%
Debt / total assets	55%

As of
June 30, 2007
Capitalization
Debt	$244,855
Common shares outstanding	11,950
Units outstanding	4,598
Total common shares and units outstanding	16,548
Share price at end of period	$20.59
Equity value at end of period (4)	$340,723
Total market capitalization	$585,578

Portfolio Statistics — In-service, Wholly-owned Properties
Number of properties	52
Total square footage	2,793,728
Occupancy	93.2%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Second Quarter 2007
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Assets
Real estate:
Operating real estate properties	$421,847	$364,097	$361,982	$358,835	$337,233
Less: Accumulated depreciation	(33,504)	(28,489)	(23,664)	(17,759)	(12,666)

Total operating real estate properties, net	388,343	335,608	338,318	341,076	324,567
Construction in progress	13,857	20,449	12,854	6,234	2,603
Real estate properties, net — held for sale	—	—	—	—	1,337

Total real estate, net	402,200	356,057	351,172	347,310	328,507
Cash and cash equivalents	4,177	4,985	1,029	2,384	870
Restricted cash	1,113	874	982	1,056	899
Investment in capital lease	6,040	6,117	6,193	6,270	6,346
Real estate related intangible assets, net	21,271	20,432	22,263	24,625	25,640
Deferred financing costs, net	1,176	1,122	1,018	966	829
Goodwill	5,335	5,335	5,326	5,112	2,875
Other assets	6,888	5,683	5,075	5,178	4,134
Other assets — held for sale	—	—	—	—	142

Total assets	$448,200	$400,605	$393,058	$392,901	$370,242

Liabilities and stockholders’ equity
Notes payable under line of credit	$34,000	$11,500	$77,487	$97,850	$85,850
Mortgage loans	210,855	182,820	184,544	155,472	143,119
Accounts payable and accrued liabilities	16,079	14,401	9,851	8,160	6,653
Accrued dividends and distributions	5,728	5,787	4,404	4,326	4,326
Acquired below market leases, net	3,698	2,855	3,096	3,434	3,455
Other liabilities — held for sale	—	—	—	—	1,256

Total liabilities	270,360	217,363	279,382	269,242	244,659
Minority interests and stockholders’ equity	177,840	183,242	113,676	123,659	125,583

Total liabilities and stockholders’ equity	$448,200	$400,605	$393,058	$392,901	$370,242

Cogdell Spencer Inc.
Second Quarter 2007
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Revenues:
Rental	$14,610	$14,315	$14,123	$13,394	$13,381
Management fee revenue	498	598	581	188	218
Expense reimbursements	329	346	375	88	135
Development fee revenue	21	230	—	24	2
Interest and other income	192	409	217	198	242

Total revenues	15,650	15,898	15,296	13,892	13,978
Expenses:
Property operating and management	6,065	5,905	5,709	5,050	4,855
General and administrative	1,683	2,251	1,546	1,387	1,580
Depreciation and amortization	6,749	6,642	8,610	7,737	7,466
Interest	3,188	4,035	4,221	4,195	3,393
Prepayment penalty on early extinguishment of debt	—	—	—	37	—

Total expenses	17,685	18,833	20,086	18,406	17,294

Loss from continuing operations before equity in earnings (loss) of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnership, and minority interests in operating partnership	(2,035)	(2,935)	(4,790)	(4,514)	(3,316)
Equity in earnings (loss) of unconsolidated real estate partnerships	4	(9)	(3)	2	—
Gain on sale of real estate partnerships	—	—	—	484	—
Minority interests in real estate partnership	(22)	(17)	(44)	(24)	(22)
Minority interests in operating partnership	562	1,048	1,770	1,430	1,177

Loss from continuing operations	(1,491)	(1,913)	(3,067)	(2,622)	(2,161)
Discontinued operations:
Income (loss) from discontinued operations	—	—	—	2	(7)
Gain on sale of real estate property	—	—	—	435	—
Minority interests in operating partnership	—	—	—	(154)	2

Total discontinued operations	—	—	—	283	(5)

Net loss	$(1,491)	$(1,913)	$(3,067)	$(2,339)	$(2,166)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.12)	$(0.23)	$(0.38)	$(0.33)	$(0.27)
Income (loss) from discontinued operations — basic and diluted	—	—	—	0.04	(0.00)

Net loss — basic and diluted	$(0.12)	$(0.23)	$(0.38)	$(0.29)	$(0.27)

Weighted average common shares — basic and diluted (1)	11,931	8,334	7,977	7,976	7,975

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Second Quarter 2007
Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Net loss	$(1,491)	$(1,913)	$(3,067)	$(2,339)	$(2,166)
Plus minority interests in operating partnership	(562)	(1,048)	(1,770)	(1,276)	(1,179)
Plus real estate related depreciation and amortization (2)	6,658	6,552	8,565	7,684	7,433
Less gain on sale of real estate property and partnerships	—	—	—	(919)	—

Funds from Operations (FFO) (1)	$4,605	$3,591	$3,728	$3,150	$4,088

FFO per share and unit — basic and diluted	$0.28	$0.28	$0.30	$0.26	$0.33

Weighted average shares and units outstanding — basic	16,437	12,919	12,590	12,347	12,340

Weighted average shares and units outstanding — diluted	16,455	12,939	12,612	12,367	12,362

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consoliated and unconsoliated real estate partnerships.

Cogdell Spencer Inc.
Second Quarter 2007
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
June 30, 2007
Interest coverage ratio:
EBITDA	$7,884
Cash paid for interest	$3,443

Interest coverage ratio	2.3

Fixed charge coverage ratio:
EBITDA	$7,884
Fixed charges:
Cash paid for interest	$3,443
Principal payments	896

Total fixed charges	$4,339

Fixed charge coverage ratio	1.8

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

Three Months Ended
June 30, 2007
Reconciliation of net loss to EBITDA:
Net loss	$(1,491)
Minority interests	(562)
Interest expense	3,188
Depreciation and amortization	6,749

EBITDA	$7,884

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Second Quarter 2007
Consolidated Debt Analysis as of June 30, 2007
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance		Amortization
	%	%		$	Maturity Date	(Years)
Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,272	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	5,089	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,550	10/1/2008	25
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,492	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	6.43	(1)	16,170	11/22/2007	25
Hanover Medical Office Building One	6.00	6.00		5,026	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	7.00	(1)	8,719	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,578	12/18/2007	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.75	6.75		1,073	10/15/2007	20
One Medical Park — HMOB	5.93	5.93		5,643	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only(4)
Providence MOB I, II and III	6.12	6.12		8,912	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	3,021	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,089	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,833	8/15/2008	25
Roper MOB	LIBOR + 1.50	6.45	(1)	9,700	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,439	7/6/2014	25
Three Medical Park	5.55	5.55		8,150	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.29		178,306

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.82	(3)	8,830	12/15/2014	25
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	6.72		7,190	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.43	6.75		7,673	6/15/2008	Interest only

Total / weighted average variable rate secured mortgages		6.77		23,693

Unsecured line of credit	LIBOR + 1.15	6.47		34,000	10/31/2008

Construction loan
Lancaster General Health Campus MOB	LIBOR + 1.05	6.37		4,250	(5)

Consolidated less than 50% owned real estate partnership
Rocky Mount MOB LLC	6.75	6.75		4,202	3/21/2008	25

				244,451

Unamortized premium				404

Total / weighted average debt		6.37		$244,855

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017

(5)	Matures five or seven years, at the Company’s option, from the completion of construction

Cogdell Spencer Inc.
Second Quarter 2007
Consolidated Debt Analysis as of June 30, 2007 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	74.7%	4.3
Variable rate mortgages	11.4%	3.1
Unsecured line of credit	13.9%	1.3

	100.0%	3.8

Future maturities and principal payments

2007	$34,494
2008	73,320
2009	46,603
2010	1,626
2011	3,732
Thereafter	84,676

$244,451

Unsecured line of credit — matures October 31, 2008

Facility	$130,000
Less: Outstanding	34,000
Less: Letters of credit	1,422

Availability	$94,578

Cogdell Spencer Inc.
Second Quarter 2007
Property Listing as of June 30, 2007

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	Location	Square Feet	Rate	Rent	Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.2%	$1,752,090	$29.11
Verdugo Professional Building II	Glendale	42,906	83.8%	1,091,172	30.35

		106,793	90.0%	2,843,262	29.57

Georgia
Augusta POB I	Augusta	99,494	91.6%	1,152,944	12.65
Augusta POB II	Augusta	125,634	93.2%	2,685,660	22.94
Augusta POB III	Augusta	47,034	90.0%	808,137	19.10
Augusta POB IV	Augusta	55,134	100.0%	925,072	16.78

		327,296	93.4%	5,571,813	18.23

Indiana
Methodist Professional Center I (2)	Indianapolis	150,034	94.7%	3,179,756	22.38
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	602,101	25.00

		174,114	95.4%	3,781,857	22.76

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,115,713	23.79
Adjacent parking deck				808,065

		46,907	100.0%	1,923,778	23.79	(1)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,466,057	20.56
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		130,730	100.0%	3,434,750	26.27

New York
Central New York Medical Center (3)	Syracuse	111,634	100.0%	3,048,682	27.31

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	818,151	21.31
Birkdale Medical Village	Huntersville	64,669	100.0%	1,340,852	20.73
Birkdale Retail	Huntersville	8,269	100.0%	209,295	25.31
Cabarrus POB	Concord	84,972	96.6%	1,700,138	20.72
Copperfield Medical Mall	Concord	26,000	100.0%	583,440	22.44
Copperfield MOB	Concord	61,789	87.9%	1,219,403	22.46
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	159,573	19.84
Gaston Professional Center	Gastonia	114,956	100.0%	2,584,935	22.49
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	206,690	25.20
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	459,000	25.00
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	365,850	22.17
Mallard Crossing Medical Park	Charlotte	52,540	89.5%	1,131,794	24.08
Midland Medical Mall	Midland	14,610	92.1%	370,927	27.57
Mulberry Medical Park	Lenoir	24,992	85.2%	395,999	18.60
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	216,085	26.95
Randolph Medical Park	Charlotte	84,131	94.0%	1,647,875	20.85
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Park	Rocky Mount	96,993	96.9%	1,883,650	20.03
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	414,194	21.28
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	186,562	24.07

		768,758	96.2%	16,699,319	21.75	(1)

Cogdell Spencer Inc.
Second Quarter 2007
Property Listing as of June 30, 2007 (Continued)

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,091,905	20.65

South Carolina
190 Andrews	Greenville	25,902	100.0%	463,531	17.90
Baptist Northwest	Columbia	38,703	52.7%	402,541	19.74
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,227,321	20.68
Mary Black Westside MOB	Spartanburg	37,455	100.0%	787,693	21.03
Medical Arts Center of Orangeburg	Orangeburg	49,324	100.0%	892,063	18.09
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	756,376	25.24
One Medical Park — HMOB	Columbia	69,840	100.0%	1,586,906	22.72
Parkridge MOB	Columbia	89,451	94.6%	1,863,392	22.02
Providence MOB I	Columbia	48,500	100.0%	985,780	20.33
Providence MOB II	Columbia	23,280	100.0%	462,419	19.86
Providence MOB III	Columbia	54,417	69.2%	784,980	20.86
River Hills Medical Plaza	Little River	27,566	100.0%	839,214	30.44
Roper MOB	Charleston	122,785	90.6%	2,256,082	20.29
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,154,937	25.59
St. Francis Medical Office Building	Greenville	49,767	95.9%	1,098,808	23.03
St. Francis Medical Plaza	Greenville	62,724	53.1%	679,046	20.40
St. Francis Women’s Center	Greenville	57,590	61.4%	725,644	20.52
Three Medical Park	Columbia	88,755	93.8%	1,894,410	22.75
West Medical I	Charleston	28,734	100.0%	769,711	26.79

		1,018,008	88.3%	19,630,854	21.85

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,529,159	27.01

Total		2,793,728	93.2%	59,555,379	22.32 (1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(2)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $70,000 per month, or $840,000 annulized.

(3)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $68,000 per month, or $816,000 annulized.

Cogdell Spencer Inc.
Second Quarter 2007
Property Occupancy Rates

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004
California
Verdugo Professional Building I	94.2%	94.2%	88.4%	91.0%	96.0%	n/a	n/a
Verdugo Professional Building II	83.8%	83.8%	88.2%	88.2%	95.4%	n/a	n/a
Georgia
Augusta POB I	91.6%	94.0%	99.5%	99.5%	99.5%	97.9%	90.6%
Augusta POB II	93.2%	93.2%	93.2%	93.2%	100.0%	98.3%	90.2%
Augusta POB III	90.0%	90.0%	90.0%	80.8%	80.8%	90.7%	100.0%
Augusta POB IV	100.0%	100.0%	85.2%	75.4%	50.4%	89.6%	89.6%
Indiana
Methodist Professional Center I	94.7%	94.7%	94.7%	94.7%	94.7%	n/a	n/a
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	100.0%	89.3%	89.3%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	100.0%	n/a	n/a	n/a	n/a	n/a	n/a
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	97.1%	76.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	96.6%	96.6%	96.6%	96.6%	89.2%	98.4%	96.1%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	n/a
Copperfield MOB	87.9%	87.9%	82.7%	82.7%	82.7%	82.7%	n/a
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	89.5%	89.5%	89.5%	84.9%	84.9%	92.8%	92.8%
Midland Medical Mall	92.1%	92.1%	92.1%	92.1%	100.0%	100.0%	100.0%
Mulberry Medical Park	85.2%	85.2%	94.8%	100.0%	100.0%	100.0%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	94.0%	90.8%	94.6%	96.9%	89.3%	89.9%	97.4%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	96.9%	95.8%	95.8%	95.8%	100.0%	95.8%	95.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Second Quarter 2007
Property Occupancy Rates (Continued)

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	n/a	n/a	n/a	n/a	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	52.7%	52.7%	100.0%	100.0%	96.2%	96.2%	96.2%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	n/a	n/a	n/a
Medical Arts Center of Orangeburg	100.0%	100.0%	100.0%	100.0%	100.0%	97.3%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	94.6%	94.6%	94.6%	n/a	n/a	n/a
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	69.2%	63.3%	94.1%	92.5%	100.0%	100.0%	100.0%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	90.6%	93.0%	90.7%	89.2%	89.2%	89.2%	88.4%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	95.9%	95.6%	95.6%	95.6%	95.6%	95.6%	100.0%
St. Francis Medical Plaza	53.1%	52.1%	53.1%	53.1%	70.0%	94.0%	100.0%
St. Francis Women’s Center	61.4%	65.1%	65.2%	78.7%	78.7%	76.2%	96.4%
Three Medical Park	93.8%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	77.6%
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a

Cogdell Spencer Inc.
Second Quarter 2007
Lease Expirations for Leases In Place at June 30, 2007

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Square Foot
Available	—	188,604	6.8%	$—	—	$—
2007	67	235,046	8.4%	5,130,302	8.6%	21.83
2008	113	359,143	12.9%	7,446,747	12.5%	20.73
2009	123	379,708	13.6%	8,581,575	14.4%	22.60
2010	83	361,574	12.9%	7,912,707	13.3%	21.88
2011	67	261,120	9.3%	5,670,925	9.5%	21.72
2012	85	482,976	17.3%	12,603,281	21.2%	23.17	(1)
2013	20	158,987	5.7%	3,403,024	5.7%	21.40
2014	19	136,943	4.9%	3,168,731	5.3%	23.14
2015	13	45,651	1.6%	1,261,773	2.1%	27.64
2016	10	46,905	1.7%	987,669	1.7%	21.06
Thereafter	14	137,080	4.9%	3,388,645	5.7%	24.72

Total	614	2,793,728	100.0%	$59,555,379	100.0%	22.32	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at June 30, 2007

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System (1)	$5,247,539	8.8%
2	Palmetto Health Alliance	3,663,928	6.2%
3	Bon Secours St. Francis Hospital	2,088,195	3.5%
4	University Hospital (Augusta, GA)	2,009,394	3.4%
5	Gaston Memorial Hospital	1,861,333	3.1%
6	Our Lady of Bellefonte Hospital	1,561,704	2.6%
7	Boice-Willis Clinic	1,449,135	2.4%
8	East Jefferson General Hospital	1,078,830	1.8%
9	Clarian Health Partners, Inc.	909,843	1.5%
10	Roper St. Francis Hospital	668,144	1.1%

		$20,538,045	34.5%

(1)	Effective July 1, 2007, NorthEast Medical Center merged with Carolinas HealthCare System. For this table, the annualized rents for the two organizations have been combined. Individually, NorthEast Medical Center represents 5.8% and Carolinas HealthCare System represents 3.0% of the total portfolio annualized rents.
Capital Expenditures
(in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Capital expenditures:
Recurring capital expenditures	$330	$150	$566	$218	$84
Planned capital expenditures associated with property acquisitions	202	264	474	182	795
Second generation tenant improvements	1,460	1,095	802	715	287

Total capital expenditures	$1,992	$1,509	$1,842	$1,115	$1,166

Cogdell Spencer Inc.
Second Quarter 2007
Acquisitions for the period January 1, 2006 through June 30, 2007
(dollars in thousands)

		Date	Net Rentable	Purchase
Property	Location	Acquired	Square Feet	Price

Methodist Professional Center	Indianapolis, IN	2/15/2006	174,114	$39,864
Verdugo Professional Building I	Glendale, CA	3/30/2006	63,887	10,352
Verdugo Professional Building II	Glendale, CA	3/30/2006	42,906	13,723
Hanover Medical Office Building I	Mechanicsville, VA	3/30/2006	56,610	12,000
Mary Black Westside MOB	Spartanburg, SC	8/4/2006	37,455	5,207
Parkridge MOB	Columbia, SC	9/28/2006	89,451	19,100

Total 2006			464,423	$100,246

Central New York Medical Center	Syracuse, NY	6/29/2007	111,634	$35,965

Total 2007			111,634	$35,965

Construction in Progress as of June 30, 2007
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased

Lancaster General Health Campus MOB	Lancaster, PA	4Q 2007	64,070	9,527	13,700	94.0%
Mebane Medical Office Building (1)	Mebane, NC	2Q 2008	60,000	3,209	16,200	66.0%
Land and pre-construction developments			—	1,121	—

			124,070	$13,857	$29,900

(1)	Owned by a consolidated real estate partnership that is 49% owned by the Company.
Lease-up Property as of June 30, 2007
(dollars in thousands)

					Estimated
			Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased

Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,016	6,769	7,400	43.2%